BNY Mellon Fourth Quarter 2014 Financial Highlights January 23, 2015

2 Fourth Quarter 2014 – Financial Highlights Cautionary Statement A number of statements in our presentations, the accompanying slides and the responses to your questions are “forward-looking statements.” These statements relate to, among other things, The Bank of New York Mellon Corporation’s (the “Corporation”) expectations regarding: our estimated capital ratios and expectations regarding those ratios; preliminary business metrics; and statements regarding the Corporation's aspirations, as well as the Corporation’s overall plans, strategies, goals, objectives, expectations, estimates, intentions, targets, opportunities and initiatives. These forward-looking statements are based on assumptions that involve risks and uncertainties and that are subject to change based on various important factors (some of which are beyond the Corporation’s control). Actual results may differ materially from those expressed or implied as a result of the factors described under “Forward Looking Statements” and “Risk Factors” in the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2013 (the “2013 Annual Report”), and in other filings of the Corporation with the Securities and Exchange Commission (the “SEC”). Such forward-looking statements speak only as of January 23, 2015, and the Corporation undertakes no obligation to update any forward-looking statement to reflect events or circumstances after that date or to reflect the occurrence of unanticipated events. Non-GAAP Measures: In this presentation we may discuss some non-GAAP adjusted measures in detailing the Corporation’s performance. We believe these measures are useful to the investment community in analyzing the financial results and trends of ongoing operations. We believe they facilitate comparisons with prior periods and reflect the principal basis on which our management monitors financial performance. Additional disclosures relating to non-GAAP adjusted measures are contained in the Corporation’s reports filed with the SEC, including the 2013 Annual Report, our Quarterly Report on Form 10-Q for the quarter ended September 30, 2014 and the Corporation's Earnings Release for the quarter ended December 31, 2014, included as an exhibit to our Current Report on Form 8-K filed on January 23, 2015 (the “Earnings Release”), available at www.bnymellon.com/investorrelations.

3 Fourth Quarter 2014 – Financial Highlights Fourth Quarter and Full Year 2014 Financial Highlights 4Q14 • Earnings per common share of $0.70 including: • $0.12 per common share primarily from the previously disclosed tax benefit, net of litigation and restructuring charges • Earnings per common share +7% year-over-year on an adjusted basis1 • Significant progress on expense control • Noninterest expense1 (5)% year-over-year, (1)% sequentially • Staff expense (7%) year-over-year, (4%) sequentially • Positive operating leverage of 232 bps on an adjusted basis1 • Strong capital generation and return of value to common shareholders • Repurchased 11.0 million common shares for $432 million; declared common stock dividend of $0.17 per share • Return on tangible common equity1 of 20%; 16% on an adjusted basis FY 2014 • Earnings per common share of $2.67, including: • $0.28 per common share from non-operating items1 • Earnings per common share +5% on an adjusted basis1 • Positive operating leverage of 87 bps on an adjusted basis1 • $536 billion of estimated AUC/A new business wins; $48 billion of net long-term AUM inflows • $2.4 billion of value returned to shareholders in the form of common stock dividends and share repurchases • Return on tangible common equity1 of 20%; 18% on an adjusted basis 1 Represents a Non-GAAP measure. See Appendix for reconciliations. Additional disclosures regarding these measures and other Non-GAAP adjusted measures are available in the Corporation’s reports filed with the SEC, available at www.bnymellon.com/investorrelations.

4 Fourth Quarter 2014 – Financial Highlights Fourth Quarter 2014 Year-over-Year Performance • Earnings per common share1 of $0.58, +7% driven by significant progress on expense control • Investment management and performance fees (2)% reflecting the unfavorable impact of a stronger U.S. dollar and lower performance fees, partially offset by higher equity market values • Investment services fees +1% reflecting organic growth, net new business offset by lower Depositary Receipts revenue and the unfavorable impact of a stronger U.S. dollar • Market-sensitive revenue driven by volume, volatility and rates • Foreign Exchange +31% driven by higher volumes and volatility, partially offset by lower Depositary Receipts-related activity • Securities Lending +19% driven by volume • Net interest revenue (6%) reflecting lower asset yields, higher premium amortization on agency mortgage-backed securities and the impact of interest rate hedging • Provision for credit losses was $1 million in 4Q14 versus a provision of $6 million in 4Q13 • Noninterest expense1 (5)% primarily reflecting lower staff expense, the favorable impact of a stronger U.S. dollar, lower asset-based taxes and business development expense, partially offset by higher professional, legal and other purchased services • Effective tax rate of 9.4% in 4Q14; includes a 16.5% benefit primarily related to the previously disclosed approval of a tax carryback claim and the tax impact of consolidated investment management funds 1 Represents a Non-GAAP measure. See Appendix for reconciliations. Additional disclosures regarding these measures and other Non-GAAP adjusted measures are available in the Corporation’s reports filed with the SEC, available at www.bnymellon.com/investorrelations. Note: All comparisons are 4Q14 vs. 4Q13 unless otherwise stated.

5 Fourth Quarter 2014 – Financial Highlights Summary Financial Results for Fourth Quarter 2014 Growth vs. $ in millions, except per share data 4Q14 3Q14 4Q13 4Q13 3Q14 Revenue $ 3,689 $ 4,611 $ 3,611 2% (20)% Expenses $ 2,745 $ 2,968 $ 2,877 (5)% (8)% Income before income taxes $ 943 $ 1,662 $ 728 30 % N/M Pre-tax operating margin 26% 36% 20 % EPS $ 0.70 $ 0.93 $ 0.44 N/M N/M Return on Tangible Common Equity1 19.5% 26.2% 14.3% 1 Represents a Non-GAAP measure. See Appendix for reconciliation. Additional disclosures regarding this measure and other Non-GAAP adjusted measures are available in the Corporation’s reports filed with the SEC, available at www.bnymellon.com/investorrelations. Note: Provision for credit losses was $1 million in 4Q14 versus a provision of $6 million in 4Q13 and a credit of $19 million in 3Q14. N/M - not meaningful

6 Fourth Quarter 2014 – Financial Highlights Summary Financial Results for Fourth Quarter 2014 (Non-GAAP) Growth vs. $ in millions, except per share data 4Q14 3Q14 4Q13 4Q13 3Q14 Revenue1 $ 3,665 $ 3,752 $ 3,769 (3)% (2)% Expenses1 $ 2,651 $ 2,673 $ 2,793 (5)% (1)% Operating leverage1 232 bps (150) bps Income before income taxes1 $ 1,013 $ 1,098 $ 970 4% (8)% Pre-tax operating margin1 28% 29% 26 % EPS1 $ 0.58 $ 0.64 $ 0.54 7% (10)% Return on Tangible Common Equity1 16.3% 18.4% 17.2% 1 Represents a Non-GAAP measure. See Appendix for reconciliations. Additional disclosures regarding these measures and other Non-GAAP adjusted measures are available in the Corporation’s reports filed with the SEC, available at www.bnymellon.com/investorrelations. bps - basis points YoY operating leverage of 392 bps excluding investment and other income and net securities gains1

7 Fourth Quarter 2014 – Financial Highlights Full-Year 2014 Performance • Earnings per common share1 of $2.39, +5% driven by significant progress on expense control • Investment management and performance fees +3% reflecting higher equity market values and net new business, partially offset by higher money market fee waivers and lower performance fees • Investment services fees +2% reflecting higher asset servicing and clearing services fees, partially offset by lower Depositary Receipts and Corporate Trust fees • Market-sensitive revenue driven by volume, volatility and rates • Foreign Exchange (5)% driven by lower volatility, partially offset by higher volumes • Securities Lending +2% driven by higher volumes, partially offset by lower spreads • Net interest revenue (4)% reflecting lower interest rate environment, partially offset by higher balances • Provision for credit losses was a credit of $48 million in 2014 versus a credit of $35 million in 4Q13 • Noninterest expense1 (2)% primarily reflecting lower staff and business development expense and decrease in the cost of generating certain tax credits, partially offset by higher professional legal and other purchased services • Total payout ratio of 79%, or 94% on an adjusted basis1 1 Represents a Non-GAAP measure. See Appendix for reconciliations. Additional disclosures regarding these measures and other Non-GAAP adjusted measures are available in the Corporation’s reports filed with the SEC, available at www.bnymellon.com/investorrelations. Note: All comparisons are 2014 vs. 2013 unless otherwise stated.

8 Fourth Quarter 2014 – Financial Highlights Summary Financial Results for Full-Year 2014 Growth vs. $ in millions, except per share data FY 2014 FY 2013 FY 2013 Revenue $ 15,692 $ 15,048 4% Expenses $ 11,398 $ 11,306 1% Income before income taxes $ 4,342 $ 3,777 N/M Pre-tax operating margin 28% 25 % EPS $ 2.67 $ 1.73 N/M Return on Tangible Common Equity1 19.5% 15.3% 1 Represents a Non-GAAP measure. See Appendix for reconciliation. Additional disclosures regarding these measures and other Non-GAAP adjusted measures are available in the Corporation’s reports filed with the SEC, available at www.bnymellon.com/investorrelations. Note: Provision for credit losses was a credit of $48 million in 2014 versus a credit of $35 million in 2013. N/M - not meaningful

9 Fourth Quarter 2014 – Financial Highlights Summary Financial Results for Full-Year 2014 (Non-GAAP) Growth vs. $ in millions, except per share data FY 2014 FY 2013 FY 2013 Revenue1 $ 14,772 $ 14,968 (1)% Expenses1 $ 10,645 $ 10,882 (2)% Operating leverage1 87 bps Income before income taxes1 $ 4,175 $ 4,121 1% Pre-tax operating margin1 28% 28 % EPS1 $ 2.39 $ 2.28 5% Return on Tangible Common Equity1 17.6% 19.7% 1 Represents a Non-GAAP measure. See Appendix for reconciliations. Additional disclosures regarding these measures and other Non-GAAP adjusted measures are available in the Corporation’s reports filed with the SEC, available at www.bnymellon.com/investorrelations. bps - basis points YoY operating leverage of 190 bps excluding investment and other income and net securities gains1

10 Fourth Quarter 2014 – Financial Highlights Investment Management Metrics Assets Under Management (AUM)1 $ in billions 4Q14 FY 2014 Beginning balance of AUM $1,646 $1,583 Net inflows (outflows): Long-Term: Equity (4) (11) Fixed income 4 3 Index 1 5 Liability-driven investments2 24 45 Alternative investments 2 6 Total long-term inflows 27 48 Short-term: Cash 5 (1) Total net inflows 32 47 Net market/currency impact 32 80 Ending balance of AUM3 $1,710 $1,710 Wealth Management Growth vs. $ in millions 4Q14 4Q13 3Q14 Average loans $ 11,124 14% 3 % Average deposits $ 14,604 3% 6% 1 Excludes securities lending cash management assets and assets managed in the Investment Services business. 2 Includes currency and overlay assets under management. 3 Preliminary.

11 Fourth Quarter 2014 – Financial Highlights Investment Management . Growth vs. Drivers ($ in millions) 4Q14 4Q13 3Q14 Investment management and performance fees $ 882 (3)% 1 % Investment management fees  YoY: Higher equity market values and unfavorable impact of stronger U.S. dollar  QoQ: Unfavorable impact of stronger U.S. dollar, partially offset by net new business and higher equity market values Performance fees  YoY: ($28MM): Lower relative to stronger-than-average 4Q13  QoQ: +$22MM: Seasonality Other revenue  YoY: ($36MM) Lower other trading revenue related to losses on hedging activities within a boutique and lower seed capital gains  QoQ: ($9MM) Lower other trading revenue related to losses on hedging activities within a boutique Net interest revenue  YoY: Higher loan and deposit levels  QoQ: Higher loan and deposit levels, partially offset by lower deposit spreads Noninterest expense  YoY: Favorable impact of stronger U.S. dollar and lower incentive and distribution and servicing expense  QoQ: Favorable impact of stronger U.S. dollar, partially offset by higher incentive expense driven by seasonally higher performance fees Distribution and servicing 40 (2) (2) Other1 7 N/M N/M Net interest revenue 69 1 — Total Revenue $ 998 (6)% — % Noninterest expense (ex. amortization of intangible assets) $ 721 (5)% (1)% Income before taxes (ex. amortization of intangible assets) $ 277 (8)% — % Pre-tax operating margin 25% (11) bps 57 bps Adjusted pre-tax operating margin2 33% (43) bps 54 bps 1 Total fee and other revenue includes the impact of the consolidated investment management funds. Additionally, other revenue includes asset servicing, treasury services, foreign exchange and other trading revenue and investment and other income. 2 Excludes the net negative impact of money market fee waivers, amortization of intangible assets and is net of distribution and servicing expense. Represents a Non-GAAP measure. See Appendix for reconciliation. Additional disclosures regarding this measure and other Non-GAAP adjusted measures are available in the Corporation’s reports filed with the SEC, available at www.bnymellon.com/investorrelations. N/M - not meaningful bps – basis points

12 Fourth Quarter 2014 – Financial Highlights Investment Services Metrics Growth vs. 4Q14 4Q13 3Q14 Assets under custody /administration at period end (trillions)1,2 $ 28.5 3% 1 % Market value of securities on loan at period end (billions)3 $ 289 23% 2 % Average loans (millions) $ 35,448 14% 5 % Average deposits (millions) $ 228,282 6% 3 % Broker-Dealer Average tri-party repo balances (billions) $ 2,101 5% 2 % Clearing Services Global DARTS volume (thousands) 242 14% 16 % Average active clearing accounts (U.S. platform) (thousands) 5,900 5% 2 % Average long-term mutual fund assets (U.S. platform) (millions) $ 450,305 12% 2 % Depositary Receipts Number of sponsored programs 1,279 (4)% (2)% 1 Includes the AUC/A of CIBC Mellon of $1.2 trillion at Dec. 31, 2013 and Sept. 30, 2014 and $1.1 trillion at Dec. 31, 2014. 2 Preliminary. 3 Represents the total amount of securities on loan managed by the Investment Services business. Excludes securities for which BNY Mellon acts as agent, beginning in the fourth quarter of 2013, on behalf of CIBC Mellon clients, which totaled $62 billion at Dec. 31, 2013 and $65 billion at Sept. 30, 2014 and Dec. 31, 2014.

# Investment Services

| ($ in millions) | | 4Q14 | Growth vs. 4Q13 | Growth vs. 3Q14 |
|---|---|---|---|---|
| Investment services fees: | | | | |
| Asset servicing | $ | 992 | 4% | (1)% |
| Clearing services | | 346 | 7 | 3 |
| Issuer services | | 193 | (18) | (39) |
| Treasury services | | 142 | 4 | 2 |
| Total investment services fees | | 1,673 | 1 | (6) |
| Foreign exchange and other trading revenue | | 165 | 10 | 4 |
| Other[1] | | 69 | 19 | 17 |
| Net interest revenue | | 574 | (6) | (2) |
| Total revenue | $ | 2,481 | —% | (4)% |
| Noninterest expense (ex. amortization of intangible assets) | $ | 1,828 | —% | —% |
| Income before taxes (ex. amortization of intangible assets) | $ | 653 | 1% | (13)% |
| Pre-tax operating margin | | 25% | 25 bps | (281) bps |
| Pre-tax operating margin (ex. amortization of intangible assets) | | 26% | 9 bps | (278) bps |
| Investment services fees as a percentage of noninterest expense[2] | | 92% | | |

## Drivers

Asset Servicing

- YoY: Organic growth and net new business, partially offset by unfavorable impact of stronger U.S. dollar
- QoQ: Unfavorable impact of stronger U.S. dollar, partially offset by net new business

Clearing Services

- YoY: Higher mutual fund/asset-based fees and higher DARTS volume
- QoQ: Higher DARTS volume

Issuer Services

- YoY: Lower corporate actions and dividend fees in Depositary Receipts
- QoQ: Seasonality in Depositary Receipts, partially offset by higher Corporate Trust fees

Treasury Services

- Higher payment volumes

Foreign exchange and other trading

- Higher FX volumes/volatility, offset by lower Depositary Receipts-related activity

Net interest revenue

- Lower yields, partially offset by higher average loans/deposits

Noninterest expense

- YoY: Higher professional, legal and other purchased services expense and litigation expense, partially offset by lower staff expense, efficiency initiatives and the favorable impact of a stronger U.S. dollar
- QoQ: Lower staff expense, favorable impact of a stronger U.S. dollar, lower litigation expense, partially offset by higher professional, legal and other purchased services expense

[1] Total fee and other revenue includes investment management fees and distribution and servicing revenue.
[2] Noninterest expense excludes amortization of intangible assets and litigation expense.
bps – basis points

13 Fourth Quarter 2014 – Financial Highlights BNY MELLON

# Fee and Other Revenue

| ($ in millions) | 4Q14 | Growth vs. 4Q13 | Growth vs. 3Q14 |
|---|---|---|---|
| Asset servicing[1] | $ 1,019 | 4% | (1)% |
| Clearing services | 347 | 7% | 3 |
| Issuer services | 193 | (19) | (39) |
| Treasury services | 145 | 6 | 2 |
| Total investment services fees | 1,704 | 1 | (6) |
| Investment management and performance fees | 885 | (2) | — |
| Foreign exchange and other trading revenue | 151 | 3 | (1) |
| Distribution and servicing | 43 | — | (2) |
| Financing-related fees | 43 | — | (2) |
| Investment and other income | 78 | N/M | N/M |
| Total fee revenue | 2,904 | 5 | (24) |
| Net securities gains | 31 | N/M | N/M |
| Total fee and other revenue - GAAP | $ 2,935 | 4% | (24)% |

[1] Asset servicing fees include securities lending revenue of $31 million in 4Q13, $37 million in 3Q14 and $37 million in 4Q14.
N/M - not meaningful

## Drivers

Asset Servicing

- YoY: Organic growth and net new business, partially offset by unfavorable impact of stronger U.S. dollar
- QoQ: Unfavorable impact of stronger U.S. dollar, partially offset by net new business

Clearing Services

- YoY: Higher mutual fund/asset-based fees and higher DARTS volume
- QoQ: Higher DARTS volume

Issuer Services

- YoY: Lower corporate actions and dividend fees in Depositary Receipts
- QoQ: Seasonality in Depositary Receipts, partially offset by higher Corporate Trust fees

Treasury Services

- Higher payment volumes

Investment Management and Performance Fees

- YoY: Lower performance fees, unfavorable impact of stronger U.S. dollar and higher equity market values
- QoQ: Seasonally higher performance fees, net new business, unfavorable impact of stronger U.S. dollar and higher equity market values

Foreign Exchange & Other Trading Revenue

- Higher FX volumes/volatility, partially offset by lower Depositary Receipts-related activity

14 Fourth Quarter 2014 – Financial Highlights BNY MELLON

15 Fourth Quarter 2014 – Financial Highlights Net Interest Revenue Growth vs. Drivers ($ in millions) 4Q14 4Q13 3Q14 Net interest revenue (non-FTE) $ 712 (6)% (1)% Net Interest Revenue  YoY: Lower asset yields, higher premium amortization on agency MBS, lower accretion, impact of interest rate hedging (primarily offset in foreign exchange and other trading revenue), partially offset by change in asset mix and higher average interest-earning assets driven by higher deposits  QoQ: Impact of interest rate hedging (primarily offset in foreign exchange and other trading revenue) and lower accretion Net interest revenue (FTE) - Non-GAAP 726 (7) (1) Net interest margin (FTE) 0.91% (18) bps (3) bps Selected Average Balances: Cash/interbank investments $ 140,599 6% 1 % Trading account securities 3,922 (36) (28) Securities 117,243 21 5 Loans 56,844 12 4 Interest-earning assets 318,608 11 2 Interest-bearing deposits 163,149 4 (1) Noninterest-bearing deposits 85,330 7 4 bps – basis points FTE – fully taxable equivalent

# Noninterest Expense

| ($ in millions) | 4Q14 | Growth vs. 4Q13 | Growth vs. 3Q14 |
|---|---|---|---|
| Staff | $ 1,418 | (7)% | (4)% |
| Professional, legal and other purchased services | 390 | 13 | 21 |
| Software and equipment | 235 | (2) | — |
| Net occupancy | 150 | (3) | (3) |
| Distribution and servicing | 102 | (7) | (5) |
| Sub-custodian | 70 | 3 | 4 |
| Business development | 75 | (22) | 23 |
| Other | 211 | (18) | (16) |
| Amortization of intangible assets | 73 | (11) | (3) |
| M&I, litigation and restructuring charges | 21 | N/M | N/M |
| Total noninterest expense – GAAP | $ 2,745 | (5)% | (8)% |
| Total noninterest expense excluding amortization of intangible assets, M&I, litigation and restructuring charges and the charge related to investment management funds, net of incentives – Non-GAAP[1] | $ 2,651 | (5)% | (1)% |
| Full-time employees | 50,300 | (800) | (600) |

## Drivers

- YoY: Lower staff expense primarily reflecting lower headcount as a result of streamlining actions, the benefit of replacing technology contractors with permanent staff and lower healthcare costs, favorable impact of stronger U.S. dollar, lower asset-based taxes, lower business development expense as a result of discretionary expense control, partially offset by higher professional, legal and other purchased services driven by higher expenses related to the implementation of strategic platforms

- QoQ: Lower staff expense primarily reflecting lower headcount as a result of streamlining actions, the benefit of replacing technology contractors with permanent staff and lower healthcare costs, favorable impact of stronger U.S. dollar, lower asset-based taxes, partially offset by higher professional, legal and other purchased services driven by higher expenses related to the implementation of strategic platforms and higher business development expense due to seasonality

[1] Represents a Non-GAAP measure. See Appendix for reconciliation. Additional disclosures regarding this measure and other Non-GAAP adjusted measures are available in the Corporation's reports filed with the SEC, available at www.bnymellon.com/investorrelations.

N/M - not meaningful

16 Fourth Quarter 2014 – Financial Highlights BNY MELLON

17 Fourth Quarter 2014 – Financial Highlights Capital Ratios Highlights 12/31/14 9/30/14 12/31/13 Regulatory capital ratios:1,2,3  Capital ratios remain strong  FY14: Net CET1 increased $1.1 billion  In 4Q14, repurchased 11 million common shares for $432 million and a total of 46.2 million common shares for $1.7 billion in FY14  In 4Q14, declared a quarterly dividend of $0.17 per common share; $0.66 per common share in FY14 CET1 ratio 11.6% 11.4% 14.5% 4 Tier 1 capital ratio 12.6 12.3 16.2 Total (Tier 1 plus Tier 2) capital ratio 12.8 12.7 17.0 Leverage capital ratio 5.7 5.8 5.4 Selected regulatory capital ratios - fully phased-in - Non-GAAP:1,2,4 Estimated CET1: Standardized approach 10.8% 10.8% 10.6 % Advanced approach 10.2 10.2 11.3 Estimated Supplementary leverage ratio ("SLR")4,5 4.5% 4.6 % N/A Note: See corresponding footnotes on Page 25 of the Appendix.Append N/A - not available

APPENDIX

# Expense & Pre-Tax Operating Margin - Non-GAAP Reconciliation

| *($ in millions)* | 4Q14 | 3Q14 | 4Q13 | FY 2014 | FY 2013 |
|---|---|---|---|---|---|
| Total revenue – GAAP | $ 3,689 | $ 4,611 | $ 3,611 | $ 15,692 | $ 15,048 |
| Less: Net income attributable to noncontrolling interests of consolidated investment management funds | 24 | 23 | 17 | 84 | 80 |
| Gain on the sale of our investment in Wing Hang Bank | — | 490 | — | 490 | — |
| Gain on the sale of the One Wall Street building | — | 346 | — | 346 | — |
| Add: Loss related to an equity investment | — | — | 175 | — | — |
| Total revenue, as adjusted – Non-GAAP | $ 3,665 | $ 3,752 | $ 3,769 | $ 14,772 | $ 14,968 |
| Total noninterest expense – GAAP | $ 2,745 | $ 2,968 | $ 2,877 | $ 11,398 | $ 11,306 |
| Less: Amortization of intangible assets | 73 | 75 | 82 | 298 | 342 |
| M&I, litigation and restructuring charges | 21 | 220 | 2 | 351 | 70 |
| Charge (recovery) related to investment management funds, net of incentives | — | — | — | 104 | 12 |
| Total noninterest expense excluding amortization of intangible assets, M&I, litigation and restructuring charges and the charge (recovery) related to investment management funds, net of incentives – Non-GAAP[2] | $ 2,651 | $ 2,673 | $ 2,793 | $ 10,645 | $ 10,882 |
| Provision for credit losses | 1 | (19) | 6 | (48) | (35) |
| Income before income taxes, as adjusted – Non-GAAP[2] | $ 1,013 | $ 1,098 | $ 970 | $ 4,175 | $ 4,121 |
| Pre-tax operating margin – Non-GAAP[1,2] | 28% | 29% | 26% | 28% | 28% |

[1] Income before taxes divided by total revenue.
[2] Non-GAAP excludes net income attributable to noncontrolling interests of consolidated investment management funds, the gains on the sales of our investment in Wing Hang Bank and the One Wall Street building, M&I, litigation, restructuring charges, a charge (recovery) related to investment management funds, net of incentives, and a loss on an equity investment, if applicable.

19 Fourth Quarter 2014 – Financial Highlights BNY MELLON

# Return on Tangible Common Equity Reconciliation

| ($ in millions) | 4Q14 | 3Q14 | 4Q13 | FY 2014 | FY 2013 |
|---|---|---|---|---|---|
| Net income applicable to common shareholders of The Bank of New York Mellon Corporation – GAAP | $ 807 | $ 1,070 | $ 513 | $ 3,092 | $ 2,040 |
| Add: Amortization of intangible assets, net of tax | 47 | 49 | 53 | 194 | 220 |
| Net income applicable to common shareholders of The Bank of New York Mellon Corporation excluding amortization of intangible assets – Non-GAAP | 854 | 1,119 | 566 | 3,286 | 2,260 |
| Less: Gain on the sale of our investment in Wing Hang Bank | — | 315 | — | 315 | — |
| Gain on the sale of the One Wall Street building | — | 204 | — | 204 | — |
| Benefit primarily related to a tax carryback claim | 150 | — | — | 150 | — |
| Add: M&I, litigation and restructuring charges | 10 | 183 | 1 | 262 | 45 |
| Charge (benefit) related to the disallowance of certain foreign tax credits | — | — | — | — | 593 |
| Charge (recovery) related to investment management funds, net of incentives | — | — | — | 81 | 9 |
| Loss related to an equity investment | — | — | 115 | — | — |
| Net income applicable to common shareholders of The Bank of New York Mellon Corporation, as adjusted – Non-GAAP[2] | $ 714 | $ 783 | $ 682 | $ 2,960 | $ 2,907 |
| Average common shareholders' equity | $ 36,872 | $ 36,751 | $ 35,698 | $ 36,621 | $ 34,832 |
| Less: Average goodwill | 17,924 | 18,109 | 18,026 | 18,063 | 17,988 |
| Average intangible Assets | 4,174 | 4,274 | 4,491 | 4,305 | 4,619 |
| Add: Deferred tax liability – tax deductible goodwill[1] | 1,340 | 1,317 | 1,302 | 1,340 | 1,302 |
| Deferred tax liability – intangible assets[1] | 1,216 | 1,230 | 1,222 | 1,216 | 1,222 |
| Average tangible common shareholders' equity - Non-GAAP | $ 17,330 | $ 16,915 | $ 15,705 | $ 16,809 | $ 14,749 |
| Return on tangible common equity – Non-GAAP[2,3] | 19.5% | 26.2% | 14.3% | 19.5% | 15.3% |
| Return on tangible common equity – Non-GAAP adjusted[2,3] | 16.3% | 18.4% | 17.2% | 17.6% | 19.7% |

[1] Deferred tax liabilities are based on fully phased-in Basel III rules. The quarters and full-year of 2014 include deferred tax liabilities on tax deductible intangible assets permitted under Basel III rules.
[2] Non-GAAP excludes the gains on the sales of our investment in Wing Hang Bank and the One Wall Street building, the benefit primarily related to a tax carryback claim, M&I, litigation and restructuring charges, the charge (benefit) related to the disallowance of certain foreign tax credits, a charge (recovery) related to investment management funds, net of incentives, and a loss on an equity investment, if applicable.
[3] Annualized.

20 Fourth Quarter 2014 – Financial Highlights BNY MELLON

21 Fourth Quarter 2014 – Financial Highlights Earnings Per Share Reconciliation Growth vs. ($ in dollars) 4Q14 3Q14 4Q13 4Q13 3Q14 GAAP results $ 0.70 $ 0.93 $ 0.44 Add: Litigation and restructuring charges 0.01 0.16 — Loss related to an equity investment — — 0.10 Less: Gain on the sale of our investment in Wing Hang Bank — 0.27 — Gain on the sale of the One Wall Street building — 0.18 — Benefit primarily related to a tax carryback claim 0.13 — — Non-GAAP results $ 0.58 $ 0.64 $ 0.54 7% (10)% 1 Growth vs. ($ in dollars) FY 2014 FY 2013 Growth GAAP results $ 2.67 $ 1.73 Add: Litigation and restructuring charges 0.23 0.04 Charge (recovery) related to investment management funds, net of incentives 0.07 0.01 Net charge related to the disallowance of certain foreign tax credits — 0.50 Less: Gain on the sale of our investment in Wing Hang Bank 0.27 — Gain on the sale of the One Wall Street building 0.18 — Benefit primarily related to a tax carryback claim 0.13 — Non-GAAP results $ 2.39 $ 2.28 5%

22 Fourth Quarter 2014 – Financial Highlights Total Payout Ratio Growth vs. ($ in millions) FY 2014 Total Payout Ratio Dividends $ 762 Common stock repurchased 1,669 Total Capital Deployed 2,431 Net income applicable to common shareholders of The Bank of New York Mellon Corporation – GAAP 3,092 79% Less: Gain on the sale of our investment in Wing Hang Bank 315 Gain on the sale of the One Wall Street building 204 Net income applicable to common shareholders of The Bank of New York Mellon Corporation – excluding gain on sale of our investment in Wing Hang Bank and on the sale of the One Wall Street building $ 2,573 94%

23 Fourth Quarter 2014 – Financial Highlights ($ in millions) 4Q14 4Q13 3Q14 FY 2014 FY 2013 Asset servicing1 $ 1,019 $ 984 $ 1,025 $ 4,075 $ 3,905 Clearing services 347 324 337 1,335 1,264 Issuer services 193 237 315 968 1,090 Treasury services 145 137 142 564 554 Total investment services fees 1,704 1,682 1,819 6,942 6,813 Investment management and performance fees 885 904 881 3,492 3,395 Foreign exchange and other trading revenue 151 146 153 570 674 Distribution and servicing 43 43 44 173 180 Financing-related fees 43 43 44 169 172 Investment and other income 78 (43) 890 1,212 481 Total fee revenue 2,904 2,775 3,831 12,558 11,715 Net securities gains 31 39 20 91 141 Total fee and other revenue - GAAP $ 2,935 $ 2,814 $ 3,851 $ 12,649 $ 11,856 Income from consolidated investment management funds 42 36 39 163 183 Net interest revenue 712 761 721 2,880 3,009 Total revenue - GAAP $ 3,689 $ 3,611 $ 4,611 $ 15,692 $ 15,048 ($ in millions) 4Q14 4Q13 3Q14 FY 2014 FY 2013 Total revenue - GAAP $ 3,689 $ 3,611 $ 4,611 $ 15,692 $ 15,048 Less: Investment and other income 78 (43) 890 1,212 481 Net securities gains 31 39 20 91 141 Add: Net income attributable to noncontrolling interests related to consolidated investment management funds (24) (17) (23) (84) (81) Revenue (excluding investment and other income and net securities gains) $ 3,556 $ 3,598 $ 3,678 $ 14,305 $ 14,345 Revenue (ex. investment and other income & net securities gains) 1 Asset servicing fees include securities lending revenue of $31 million in 4Q13, $37 million in 3Q14 and $37 million in 4Q14; $155 million for 2013 and $158 million for 2014.

24 Fourth Quarter 2014 – Financial Highlights Operating leverage (ex. investment and other income & net securities gains) 1 Non-GAAP excludes M&I, litigation and restructuring charges, the gain on the sale of our investment in Wing Hang, the gain on the sale of the One Wall Street building, a charge (recovery) related to investment management funds, net of incentives and net income attributable to noncontrolling interests of consolidated investment management funds, if applicable. bps – basis points Growth vs. ($ in dollars) 4Q14 4Q13 4Q13 Revenue (excluding investment and other income and net securities gains) $ 3,556 $ 3,598 (1)% Total noninterest expense excluding amortization of intangible assets, M&I, litigation and restructuring charges and the charge related to investment management funds, net of incentives – Non-GAAP1 2,651 2,793 (5)% Operating leverage (excluding investment and other income and net securities gains) 392 bps Growth vs. ($ in dollars) FY 2014 FY 2013 FY 2013 Revenue (excluding investment and other income and net securities gains) $ 14,305 $ 14,345 — % Total noninterest expense excluding amortization of intangible assets, M&I, litigation and restructuring charges and the charge (recovery) related to investment management funds, net of incentives – Non-GAAP1 10,645 10,882 (2)% Operating leverage (excluding investment and other income and net securities gains) 190 bps

25 Fourth Quarter 2014 – Financial Highlights Capital Ratio Footnotes 1 Dec. 31, 2014 consolidated regulatory capital ratios are preliminary. Please reference slides 26 and 27. See the “Capital Ratios” section in the Earnings Release for additional detail. 2 Risk-based capital ratios at Sept. 30, 2014 and Dec. 31, 2014 include the net impact of including the total consolidated assets of certain consolidated investment management funds in risk-weighted assets. These assets were not included in the Dec. 31, 2013 risk-based ratios. The leverage capital ratio was not impacted. 3 The transitional Standardized Approach risk-based capital ratios (which represent the Collins Floor comparison) of the CET1, Tier 1 and Total risk-based consolidated regulatory capital ratios were 15.1%, 16.3% and 17.0%, respectively, at Sept. 30, 2014 and 15.5%, 16.8% and 17.4%, respectively, at Dec. 31, 2014, and are calculated based on Basel III components of capital, as phased-in, and asset risk-weightings using the general risk-based guidelines included in the Final Capital Rules (which for 2014 look to Basel I-based requirements). 4 Please reference slides 26 and 27. See the “Capital Ratios” section in the Earnings Release for additional detail. 5 The estimated fully phased-in SLR as of Sept. 30, 2014 and Dec. 31, 2014 is based on our interpretation of the Final Capital Rules, as supplemented by the Federal Reserve’s final rules on the SLR. When fully phased-in, we expect to maintain an SLR of over 5%, 3% attributable to the minimum required SLR, and greater than 2% attributable to a buffer applicable to U.S. G-SIBs. t

# Estimated Fully Phased-In Basel III CET1 Ratio - Non-GAAP[1]

| ($ in millions) | 12/31/14 | 9/30/14 | 12/31/13 |
|---|---|---|---|
| Total Tier 1 capital[2] | $ 21,100 | $ 21,015 | $ 18,335 |
| Adjustments to determine estimated fully phased-in Basel III CET1: | | | |
| Deferred tax liability – tax deductible intangible assets | — | — | 70 |
| Intangible deduction | (2,329) | (2,388) | — |
| Preferred stock | (1,562) | (1,562) | (1,562) |
| Trust preferred securities | (156) | (162) | (330) |
| Other comprehensive income (loss) and net pension fund assets: | | | |
| Securities available-for-sale | 594 | 578 | 387 |
| Pension liabilities | (1,041) | (675) | (900) |
| Net pension fund assets | — | — | (713) |
| Total other comprehensive income (loss) and net pension fund assets | (447) | (97) | (1,226) |
| Equity method investments | (87) | (92) | (445) |
| Deferred tax assets | — | — | (49) |
| Other | 10 | 6 | 17 |
| Total estimated fully phased-in Basel III CET1 - Non-GAAP | $ 16,529 | $ 16,720 | $ 14,810 |
| Under the Standardized Approach: | | | |
| Estimated fully phased-in Basel III risk-weighted assets - Non-GAAP | $ 152,512 | $ 154,272 | $ 139,865 |
| Estimated fully phased-in Basel III CET1 ratio – Non-GAAP[3] | 10.8% | 10.8% | 10.6% |
| Under the Advanced Approach: | | | |
| Estimated fully phased-in Basel III risk-weighted assets - Non-GAAP | $ 162,030 | $ 164,088 | $ 130,849 |
| Estimated fully phased-in Basel III CET1 ratio – Non-GAAP[3] | 10.2% | 10.2% | 11.3% |

[1] Dec. 31, 2014 information is preliminary.
[2] Tier 1 capital at Dec. 31, 2013 is based on Basel I rules. Tier 1 capital at Sept. 30, 2014 and Dec. 31, 2014 are based on Basel III rules, as phased-in.
[3] Risk-based capital ratios at Sept. 30, 2014 and Dec. 31, 2014 include the net impact of including the total consolidated assets of certain consolidated investment management funds in risk-weighted assets. These assets were not included in the Dec. 31, 2013 risk-based ratios.

26 Fourth Quarter 2014 – Financial Highlights BNY MELLON

27 Fourth Quarter 2014 – Financial Highlights Basel I CET1 Ratio & Estimated SLR - Non-GAAP Reconciliation Basel I CET1 ratio ($ in millions) 12/31/13 Total Tier 1 capital – Basel I $ 18,335 Less: Trust preferred securities 330 Preferred stock 1,562 Total CET1 – Basel I $ 16,443 Total risk-weighted assets – Basel I $ 113,322 Basel I CET1 ratio – Non-GAAP 14.5 % Estimated SLR - Non-GAAP1 ($ in millions) 9/30/14 12/31/14 Total estimated fully phased-in Basel III CET1 - Non-GAAP $ 16,720 $ 16,529 Additional Tier 1 capital 1,556 1,550 Total Tier 1 capital $ 18,276 $ 18,079 Total leverage exposure: Quarterly average total assets $ 380,409 $ 385,232 Less: Amounts deducted from Tier 1 capital 20,166 19,947 Total on-balance sheet assets, as adjusted 360,243 365,285 Off-balance sheet exposures: Potential future exposure for derivatives contracts (plus certain other items) 11,694 11,021 Repo-style transaction exposures included in SLR — — Credit-equivalent amount other off-balance sheet exposures (less SLR exclusions) 21,924 21,913 Total off-balance sheet exposures 33,618 32,934 Total leverage exposure $ 393,861 $ 398,219 Estimated fully phased-in SLR - Non-GAAP 4.6% 4.5% 1 The estimated fully phased-in SLR is based on our interpretation of the Final Capital Rules, as supplemented by the Federal Reserve’s final rules on the SLR. When fully phased-in, we expect to maintain an SLR of over 5%, 3% attributable to the minimum required SLR, and greater than 2% attributable to a buffer applicable to U.S. G-SIBs.

28 Fourth Quarter 2014 – Financial Highlights Pre-Tax Operating Margin – Investment Management Reconciliation 4Q14 3Q14 4Q13 ($ in millions) Income before income taxes – GAAP $ 247 $ 245 $ 266 Add: Amortization of intangible assets 30 31 35 Money market fee waivers 34 29 33 Income before income taxes excluding amortization of intangible assets and money market fee waivers – Non-GAAP $ 311 $ 305 $ 334 Total revenue – GAAP $ 998 $ 1,003 $ 1,061 Less: Distribution and servicing expense 102 105 108 Money market fee waivers benefiting distribution and servicing expense 36 38 38 Add: Money market fee waivers impacting total revenue 70 67 71 Total revenue net of distribution and servicing expense and excluding money market fee waivers - Non- GAAP $ 930 $ 927 $ 986 Pre-tax operating margin1 25% 24% 25 % Pre-tax operating margin excluding amortization of intangible assets, money market fee waivers and net of distribution and servicing expense – Non-GAAP1 33% 33% 34% 1 Income before taxes divided by total revenue. .